4(b)(i) above, dated as of January 22, 1997, with respect to the company's $200,000,000 7% Senior Notes due 2007 and $200,000,000
               7-1/2% Senior Debentures due 2027

#20165035.4
                    ARROW ELECTRONICS, INC.

                     OFFICER'S CERTIFICATE


           Reference is made to the Indenture dated as of January 15, 1997 (the "Indenture") from Arrow Electronics, Inc. (the
"Company")  to  Bank of Montreal Trust Company  (the  "Trustee").
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

           Pursuant to (i) authority granted under those certain resolutions of the Board of Directors of the Company adopted on December 13, 1996, and (ii) Section 2.3 of the Indenture, Robert
E. Klatell, Executive Vice President and Secretary, and Gerald Luterman, Senior Vice President and Chief Financial Officer, of the Company, respectively, do hereby certify as follows:

                     1.        The Securities of the first series
               to   be  issued  under  the  Indenture  shall   be
               designated  "7% Senior Notes due 2007" (the  "2007
               Senior Notes");

                     2.         The  2007 Senior Notes  shall  be
               limited   in   aggregate   principal   amount   to
               $200,000,000 at any time Outstanding;

                     3.        The 2007 Senior Notes shall mature
               and   the  principal  shall  be  due  and  payable
               together with all accrued and unpaid interest thereon on January 15, 2007;

                     4.         The 2007 Senior Notes shall  bear
               interest from January 15, 1997, at the rate of 7% per annum payable semiannually on January 15 and July 15 of each year (each, a "2007 Interest Payment Date") commencing July 15, 1997. Interest on the 2007 Senior Notes will accrue from January 15, 1997 to the first 2007 Interest Payment Date, and thereafter will accrue from the last 2007 Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the 2007 Senior Notes with respect to the day on which the 2007 Senior Notes mature. In the event that any 2007 Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the 2007 Interest Payment Date. Interest on any overdue principal will accrue at the same rate as the interest rate on the 2007 Senior Notes set forth above, but interest will not accrue on overdue installments of interest on the 2007 Senior Notes;

                     5.        Each installment of interest on  a
               2007 Senior Note shall be payable to the Person in whose name such 2007 Senior Note is registered at the close of business on the December 31 or July 1 next preceding the corresponding 2007 Interest Payment Date for the 2007 Senior Notes;

                     6.         The  2007  Senior Notes  are  not
               redeemable prior to maturity;

                    7.        The Securities of the second series
               to   be  issued  under  the  Indenture  shall   be
               designated "7-1/2% Senior Debentures due 2027" (the "2027 Senior Debentures" and, together with the 2007 Senior Notes, the "Offered Securities");

                    8.        The 2027 Senior Debentures shall be
               limited   in   aggregate   principal   amount   to
               $200,000,000 at any time Outstanding;

                     9.         The 2027 Senior Debentures  shall
               mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on January 15, 2027;

                     10.        The 2027 Senior Debentures  shall
               bear  interest from January 15, 1997, at the  rate
               of 7-1/2% per annum payable semiannually on January 15 and July 15 of each year (each, a "2027 Interest Payment Date") commencing July 15, 1997. Interest on the 2027 Senior Debentures will accrue from January 15, 1997 to the first 2027 Interest Payment Date, and thereafter will accrue from the last 2027 Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the 2027 Senior Debentures with respect to the day on which the 2027 Senior Debentures mature. In the event that any 2027 Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the 2027 Interest Payment Date. Interest on any overdue principal will accrue at the same rate as the interest rate on the 2027 Senior Debentures set forth above, but interest will not accrue on overdue installments of interest on the 2027 Senior Debentures;

                     11.       Each installment of interest on  a
               2027 Senior Debenture shall be payable to the Person in whose name such 2027 Senior Debenture is registered at the close of business on the
               December 31 or July 1 next preceding the corresponding 2027 Interest Payment Date for the 2027 Senior Debentures;

                     12.       The 2027 Senior Debentures are not
               redeemable prior to maturity;

                     13.        The  Offered Securities  will  be
               originally issued in global registered form payable to Cede & Co, as the nominee of the
               Depositary, and will, unless and until Offered Securities are exchanged in whole or in part for certificated Offered Securities registered in the names of the various beneficial holders thereof (in accordance with the conditions set forth in the legend appearing in the forms of the Offered Securities attached hereto as Exhibits A-1 and A-
               2), contain restrictions on transfer, substantially described in such forms. For so long as the Offered Securities are registered in the name of Cede & Co., the principal and each installment of interest due on the Offered Securities will be payable by the Paying Agent to the Depositary for payment to its participants for subsequent disbursement to the beneficial holders thereof;

                     14.        The Offered Securities shall have
               such other terms and provisions as are provided in the forms set forth in Exhibits A-1 and A-2 attached hereto and shall be issued in substantially such forms;

                     15.       The forms and terms of the Offered
               Securities have been established in compliance with the Indenture;

                    16. The undersigned has read all of the covenants or conditions contained in the Indenture relating to the authentication and delivery of the Offered Securities and the definitions in the Indenture relating thereto;

                     17.        The statements contained in  this
               certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein;

                     18.       In the opinion of the undersigned,
               he has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenants or conditions have been complied with; and

                     19.       In the opinion of the undersigned,
               such covenants or conditions have been complied with.


           IN  WITNESS  WHEREOF, I have executed  this  Officer's
Certificate this 22nd day of January, 1997.



                            By: /s/    Robert E. Klatell
                                ---------------------------
                                Name:  Robert E. Klatell
                                Title: Executive Vice President and
                                       Secretary

                            By: /s/    Gerald Luterman
                                ---------------------------
                                Name:  Gerald Luterman
                                Title: Senior Vice President and
                                       Chief Financial Officer

                                                     Exhibit A-1







CUSIP: 042735AJ9
No. R-1                                              $200,000,000


Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                    ARROW ELECTRONICS, INC.

                    7% Senior Note due 2007


           ARROW ELECTRONICS, INC., a New York corporation (the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of Two Hundred Million Dollars on January 15, 2007, in the coin or currency of the United States, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing July 15, 1997 on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the January 15 or the July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on this Note, in which case from January 15, 1997, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after January 15 or July 15, as the case may be, and before the following January 15 or July 15, this Note shall bear interest from such January 15 or July 15; provided, that if the Company shall default in the payment of interest due on such January 15 or July 15, then this Note shall bear interest from the next preceding January 15 or July 15, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Note, from January 15, 1997. The interest so payable on any January 15 or July 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the December 31 or July 1, as the case may be, next preceding such January 15 or July 15, whether or not such day is a Business Day.

           Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

           This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

          IN WITNESS WHEREOF, ARROW ELECTRONICS, INC., has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: January 22, 1997

(SEAL)                             ARROW ELECTRONICS, INC.


                                   By /s/Robert E. Klatell
                                      --------------------

                                   By /s/Gerald Luterman
                                      --------------------


                 CERTIFICATE OF AUTHENTICATION


           This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated: January 22, 1997                 BANK  OF  MONTREAL  TRUST
                                   COMPANY, as Trustee


                                   By /s/ Theresa Gaballah
                                      --------------------
                                      Authorized Signatory

                         REVERSE OF NOTE

                     ARROW ELECTRONICS, INC.

                     7% Senior Note due 2007


      This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of January 15, 1997 (herein called the "Indenture"), duly executed and delivered by the Company to Bank of Montreal Trust Company (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 7% Senior Notes due 2007 of the Company, limited in aggregate principal amount to $200,000,000.

      Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. If a payment date is not a Business Day as defined in the Indenture at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

      In case an Event of Default with respect to the 7% Senior Notes due 2007 shall have occurred and be continuing, the Principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions that provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected by such supplemental indenture (all such series voting as one class), and the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series; provided that, without the consent of each Holder of the Securities of each series affected thereby, an amendment or waiver, including a waiver of past defaults, may not: (i) extend the stated maturity of the Principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor; (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture or for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture; (iii) waive a Default in the payment of Principal of or interest on any Security of such Holder; or (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of Securityholders, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

      It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in aggregate principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of Principal of or interest on any Security or in respect of a covenant or provision of the Indenture that cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

      The Indenture provides that a series of Securities may include one or more tranches (each, a "tranche") of Securities, including Securities issued in a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section 2.3 of the Indenture establishing such series or tranche.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal of and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable initially only in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but, without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

     This Note is not redeemable prior to maturity.

      Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the Principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

      No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present, or future, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

       FOR   VALUE  RECEIVED,  the  undersigned  hereby  sell(s),
assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE)








(PLEASE  PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP  CODE,  OF
ASSIGNEE)
the within Note and all rights thereunder, hereby irrevocably constituting and appointing, such person attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.


Dated:


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                                                      Exhibit A-2








CUSIP: 042735AK6
No. R-1                                              $200,000,000


Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                    ARROW ELECTRONICS, INC.

                 7-1/2% Senior Debenture due 2027


           ARROW ELECTRONICS, INC., a New York corporation (the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of Two Hundred Million Dollars on January 15, 2027, in the coin or currency of the United States, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing July 15, 1997 on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Debenture, from the January 15 or the July 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on this Debenture, in which case from January 15, 1997, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after January 15 or July 15, as the case may be, and before the following January 15 or July 15, this Debenture shall bear interest from such January 15 or July 15; provided, that if the Company shall default in the payment of interest due on such January 15 or July 15, then this Debenture shall bear interest from the next preceding January 15 or July 15, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Debenture, from January 15, 1997. The interest so payable on any January 15 or July 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Debenture is registered at the close of business on the December 31 or July 1, as the case may be, next preceding such January 15 or July 15, whether or not such day is a Business Day.

           Reference  is made to the further provisions  of  this
Debenture  set  forth  on  the  reverse  hereof.   Such   further
provisions shall for all purposes have the same effect as though fully set forth at this place.

           This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

          IN WITNESS WHEREOF, ARROW ELECTRONICS, INC., has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: January 22, 1997

(SEAL)                             ARROW ELECTRONICS, INC.


                                   By /s/Robert E. Klatell
                                      --------------------

                                   By /s/Gerald Luterman
                                      --------------------

                 CERTIFICATE OF AUTHENTICATION


           This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated: January 22, 1997                 BANK  OF  MONTREAL  TRUST
                                        COMPANY, as Trustee


                                   By /s/ Theresa Gaballah
                                      --------------------
                                      Authorized Signatory

                      REVERSE OF DEBENTURE

                     ARROW ELECTRONICS, INC.

                  7-1/2% Senior Debenture due 2027


      This Debenture is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of January 15, 1997 (herein called the "Indenture"), duly executed and delivered by the
Company to Bank of Montreal Trust Company (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights,
limitations   of  rights,  obligations,  duties  and   immunities
thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Debenture is one of a series designated as the 7-1/2% Senior Debentures due 2027 of the Company, limited in aggregate principal amount to $200,000,000.

      Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Debenture. If a payment date is not a Business Day as defined in the Indenture at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

      In case an Event of Default with respect to the 7-1/2% Senior Debentures due 2027 shall have occurred and be continuing, the Principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions that provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected by such supplemental indenture (all such series voting as one class), and the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series; provided that, without the consent of each Holder of the Securities of each series affected thereby, an amendment or waiver, including a waiver of past defaults, may not: (i) extend the stated maturity of the Principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor; (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture or for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture; (iii) waive a Default in the payment of Principal of or interest on any Security of such Holder; or (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of Securityholders, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

      It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in aggregate principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of Principal of or interest on any Security or in respect of a covenant or provision of the Indenture that cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

      The Indenture provides that a series of Securities may include one or more tranches (each, a "tranche") of Securities, including Securities issued in a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section 2.3 of the Indenture establishing such series or tranche.

      No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal of and interest on this Debenture in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Debentures are issuable initially only in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but, without the payment of any service charge, Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations.

     This Debenture is not redeemable prior to maturity.

      Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the Principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

      No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present, or future, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

       FOR   VALUE  RECEIVED,  the  undersigned  hereby  sell(s),
assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE)








(PLEASE  PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP  CODE,  OF
ASSIGNEE)

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the within Debenture and all rights thereunder, hereby
irrevocably constituting and appointing, such person attorney to transfer such Debenture on the books of the Issuer, with full power of substitution in the premises.


Dated:


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Debenture in every particular without alteration or enlargement or any change whatsoever.